Income Taxes	9 Months Ended	12 Months Ended
	Sep. 30, 2024	Dec. 31, 2023
Income Tax Disclosure [Abstract]
Income Taxes

NOTE 8 – INCOME TAXES

The Company is treated as a corporation for income tax purposes and is subject to federal, state, and local taxes with respect to allocable share of any net taxable income from OneStream Software LLC.

OneStream Software LLC is a limited liability company treated as a partnership for income tax purposes and its taxable income or loss is passed through to its members, including the Company. OneStream Software LLC’s foreign subsidiaries are taxed in the foreign jurisdictions in which they operate, and accruals for such taxes are included in the

Company’s condensed consolidated financial statements. For the periods presented prior to the Reorganization Transactions and IPO, the reported income taxes represent those of OneStream Software, LLC.

The Company computed its interim provision by applying its estimated annual effective tax rate to year-to-date loss before income taxes. The Company also records the tax impact of certain discrete, unusual or infrequently occurring items, including changes in judgment about valuation allowances and the effects of changes in tax laws or rates on deferred tax balances, in the interim period in which they occur. Furthermore, jurisdictions in which we operate with a projected loss for the year or a year-to-date loss where no tax benefit can be recognized are excluded from the estimated annual effective tax rate.

The Company’s income tax provision was $0.6 million and $0.8 million for the nine months ended September 30, 2024 and 2023, respectively. The Company did not have a material provision for income taxes during the three months ended September 30, 2024 and 2023. For the three and nine months ended September 30, 2024, the Company’s effective tax rate differed from the U.S. statutory tax rate of 21% primarily due to non-controlling interest and having a full valuation allowance in the U.S. For the three and nine months ended September 30, 2023, the Company’s effective tax rate differed from the U.S. statutory tax rate of 21% primarily due to the pass-through income generated at OneStream Software LLC.

Numerous countries have agreed to a statement in support of the Organization for Economic Co-operation and Development (OECD) model rules that propose a global minimum tax rate of 15%, and European Union member states have agreed to implement the global minimum tax. Certain countries, including European Union member states, have enacted or are expected to enact during 2024, related legislation, with widespread implementation of a global minimum tax expected by 2025. As of September 30, 2024, the Company was not materially impacted by this legislation. As further legislation becomes effective in countries in which the Company does business, and if the Company’s revenue grows in foreign jurisdictions, the Company’s provision for income taxes could be materially impacted. The Company will continue to monitor whether these provisions will become applicable on an ongoing basis.

Tax Receivable Agreement

In connection with the Reorganization Transactions, the Company entered into a Tax Receivable Agreement (TRA) with OneStream Software LLC, certain Former Members and the Continuing Members. Under the TRA, the Company will retain 15% of certain available tax savings, and will be required to pay the Members (as defined in the TRA) the remaining 85% of such tax savings, if any, that are realized or deemed realized as a result of tax attributes, i.e. deferred tax assets (DTA). Based on our assessment, it is more likely than not that we will not realize the tax benefit of any DTA resulting from the Reorganization Transactions, and therefore, we have established a full valuation against our U.S. DTA. The liability for the TRA arrangement is in the scope of ASC 450, Contingencies; however, since the U.S. DTA is not considered to be realizable, the TRA liability is not recognized in the condensed consolidated financial statements as of September 30, 2024.

The amounts of any tax benefit to the Company that arises from future exchanges or redemptions of LLC Units will vary depending on a number of factors, including, but not limited to, the timing of any future redemptions or exchanges and the price of shares of Class A common stock at the time of such future redemption or exchange. The Company will only recognize a DTA for financial reporting purposes when it is “more-likely-than-not” that the tax benefit will be realized.

NOTE 7 – INCOME TAXES

Loss before income taxes consisted of the following (in thousands):

	Year Ended December 31,
	2022	2023
Domestic	$(68,048)	$(32,744)
Foreign	3,241	5,229
Loss before income taxes	$(64,807)	$(27,515)

Provision for income taxes consisted of the following (in thousands):

	Year Ended December 31,
	2022	2023
Current:
Federal	$—	$—
Foreign and state	659	1,416
Provision for income taxes	$659	$1,416

A reconciliation of the U.S. federal income tax rate to the Company’s effective tax rate was as follows:

	Year Ended December 31,
	2022	2023
U.S. federal taxes at statutory tax rate	21%	21%
Rate benefit from flow-through partnership structure	(21)	(21)
Foreign and state income taxes	1	5
Provision for income taxes	1%	5%

Deferred income taxes reflect the net effects of temporary differences between the carrying amounts of assets and liabilities for financial reporting purposes and the amounts used for income tax purposes. Deferred tax assets and liabilities, operating loss carryforwards, and tax credit carryforwards were not material as of December 31, 2022 and 2023.

The Company does not consider unremitted earnings from foreign subsidiaries as permanently reinvested as of December 31, 2023, and the resulting taxes were not material for the year ended December 31, 2023.

The Company had no material uncertain tax positions as of December 31, 2022 and 2023. No material interest or penalties were recognized in the consolidated statements of operations for the years ended December 31, 2022 and 2023. The Company does not anticipate that any unrecognized tax benefits will significantly increase within the next 12 months.

The Company is not currently under audit in the area of income tax in any jurisdiction. The audit statute is generally open for years beginning after 2020 for U.S. federal and state jurisdictions and ranges from 2018 to 2022 for foreign jurisdictions.